Exhibit 99.2

Theravance, Theravance’s logo and Medicines That Make a Difference are registered trademarks of Theravance, Inc. © 2008 Theravance, Inc. ® ® Horizon Collaboration ‘444 Asthma Phase 2b Results Conference Call December 2, 2008

2 Safe Harbor This presentation contains certain “forward-looking” statements as that term is defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, statements relating to goals, plans, objectives and future events. Theravance intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. The words “may”, “will”, “should”, “could”, “would”, “plan”, “anticipate”, “believe”, “estimate”, “intend”, “goal,” “project”, “potential”, “expect”, “consistent”, “supportive”, “targeting” and “promising” and similar expressions are intended to identify such forward-looking statements. Examples of such statements include statements relating to the goals and expected timing of clinical studies and data from studies, statements regarding the potential benefits and mechanisms of action of drug candidates, statements concerning the timing of seeking regulatory approval of our product candidates (including with respect to telavancin statements regarding any expectation that regulatory authorities will approve telavancin on the basis of existing preclinical and clinical data or at all), the enabling capabilities of Theravance’s approach to drug discovery and its proprietary insights, statements concerning expectations for product candidates through development and commercialization and projections of revenue. These statements are based on the current estimates and assumptions of the management of Theravance as of the date of this presentation and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause the actual results of Theravance to be materially different from those reflected in its forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, risks related to delays or difficulties in commencing or completing clinical studies, the potential that results of clinical or preclinical studies indicate product candidates are unsafe or ineffective, our dependence on third parties in the conduct of our clinical studies, delays or failure to achieve regulatory approvals, risks of relying on third-party manufacturers for the supply of our product candidates and risks of collaborating with third parties to develop and commercialize products. These and other risks are described in greater detail under the heading “Risk Factors” contained in Item 1A of Theravance’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 6, 2008 and the risks discussed in our other periodic filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Theravance assumes no obligation to update its forward-looking statements.

3 ‘444 Phase 2b Study Goal and Design Goal: To evaluate the dose response, efficacy and safety of five doses of GW642444M (3 mcg, 6.25 mcg, 12.5 mcg, 25 mcg, and 50 mcg) over a 28-day treatment period in patients with persistent asthma Design Multi-center, randomized, double-blind, parallel group placebo-controlled study Once-daily treatment 28-day treatment period; all patients on a background of inhaled corticosteroid (ICS) and rescue albuterol as required throughout the treatment period FEV1 40-90% at baseline; symptomatic on ICS 607 patients randomized

4 0 50 100 150 200 250 300 Placebo QD 12.5 mcg QD 25 mcg QD 50 mcg QD ‘444 Phase 2b 28-Day DPI Dose-Ranging Study Day 28 Trough FEV1 Change from Baseline ‘444 demonstrated statistically significant once-daily bronchodilation (mL) 147 mL 278 mL 309 mL *P-value vs. placebo P<0.05* P<0.05* 269 mL P<0.05* Change from Baseline in Trough (23-24 Hour) FEV1 Following 28 Days’ Dosing in ITT Population SE=36 SE=36 SE=35 SE=35

5 Phase 2b 28-Day DPI Dose-Ranging Study Heart Rate: Mean Change from Baseline on Day 28 -3.0 -2.5 -2.0 -1.5 -1.0 -0.5 0.0 0.5 1.0 Placebo QD 12.5 mcg QD 25 mcg QD 50 mcg QD No clinically significant change in heart rate Weighted Mean Change from Baseline (0-4 hours) ‘444

6 Placebo ‘444 (N=102) 12.5 mcg (N=100) 25 mcg (N=101) 50 mcg (N=102) N (%) 37 (36%) 25 (25%) 23 (23%) 31 (30%) Headache 8 (8%) 9 (9%) 7 (7%) 8 (8%) Upper Respiratory Tract Infection 2 (2%) 3 (3%) 2 (2%) 2 (2%) Nasopharyngitis 4 (4%) 0 0 2 (2%) Muscle Spasms 0 0 0 3 (3%) Dizziness 2 (2%) 1 (1%) 0 3 (3%) Dyspnoea 3 (3%) 0 0 0 Phase 2b 28-Day DPI Dose-Ranging Study Most Frequent (>3%) On-Treatment Adverse Event Summary for 3 Highest Doses No serious adverse events ‘444 was well tolerated at all doses Headache was the most frequent adverse event

Theravance, Theravance’s logo and Medicines That Make a Difference are registered trademarks of Theravance, Inc. © 2008 Theravance, Inc. ® ®